UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 17, 2013

(Date of earliest event report)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD

On June 17, 2013, executives of Weyerhaeuser Company participated in an investor presentation regarding certain strategic announcements. A copy of the presentation slides is furnished as Exhibit 99.1 to this report. This exhibit is available on the company’s website.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following item is filed as an exhibit to this report:

Exhibit 99.1 – Presentation slides dated June 17, 2013

SPECIAL NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This report contains statements concerning our future results and performance and other matters that are “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934.

These statements:

•	use forward-looking terminology;

•	are based on various assumptions we make; and

•	may not be accurate because of risks and uncertainties surrounding the assumptions that we make.

Factors listed in this section—as well as other factors not included—may cause our actual results to differ from our forwardlooking statements. There is no guarantee that any of the events anticipated by our forward-looking statements will occur, and, if any of the events occur, there is no guarantee what effect they will have on our operations or financial condition.

We will not update the forward-looking statements contained in any document after the date of such document.

Some forward-looking statements discuss our plans, strategies and intentions. They use words such as “expects”, “may”, “will”, “believes”, “should”, “approximately”, “anticipates”, “estimates” and “plans”. In addition, these words may use the positive or negative or a variation of those terms. We base our forward-looking statements on a number of factors, including the expected effect of the economy, regulations, adverse litigation outcomes and the adequacy of reserves, changes in accounting principles, contributions to pension plans, projected benefit payments, projected tax rates and credits and other related matters.

Major risks and uncertainties—and assumptions that we make—that affect our business and may cause actual results to differ from these forward-looking statements include, but are not limited to:

•	the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and strength of the U.S. dollar;

•	market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions;

•	performance of our manufacturing operations, including maintenance requirements;

•	the level of competition from domestic and foreign producers;

•	the successful execution of our internal performance plans, including restructurings and cost reduction initiatives;

•	raw material prices;

•	energy prices;

•	the effect of weather;

•	the risk of loss from fires, floods, windstorms, hurricanes, pest infestations and other natural disasters;

•	transportation costs;

•	Federal tax policies;

•	the effect of forestry, land use, environmental and other governmental regulations;

•	legal proceedings;

•	the completion, timing, terms and anticipated benefits of the acquisition discussed below and the financing transactions related thereto;

•	performance of pension fund investments and related derivatives;

•	the effect of timing of retirements and changes in the market price of our common shares on charges for share-based compensation; and

•	changes in accounting principles.

For additional information regarding forward-looking statements, refer to the reports and other information that we file with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and our Current Report on Form 8-K dated June 17, 2013.

The closing of the acquisition discussed in this report is subject to the receipt of certain third party consents and the satisfaction or waiver of various customary closing conditions. The acquisition may not close within the anticipated time period or or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jerald W. Richards
Name:	Jerald W. Richards
Title:	Chief Accounting Officer

Date: June 17, 2013